Legg Mason Partners

Fidelity Bond Coverage

3/31/2009

Fund Number	Fund Name	Control Date	Fund Gross Assets 3/31/09	Registrant Gross Assets	Minimum Bond Requirement under rule 17g1 (note 1)	Registrant
LI08	Citi Liquid Reserves Hub	3/31/2009	24,574,657,559.86			Legg Mason Partners Premium Money Market Trust
LI18	Citi Premium U.S. Treasury Reserves	3/31/2009	575,342,669.93	25,150,000,229.79	2,500,000.00	Legg Mason Partners Premium Money Market Trust
N4O5	Barrett Opportunity Fund, Inc.	3/31/2009	58,011,644.63	58,011,644.63	400,000.00	Barrett Opportunity Fund Inc.
KVC3	LMP Global Equity Fund	3/31/2009	134,525,405.40			Legg Mason Partners Equity Trust
KVC5	LMP Diversified Large Cap Growth Fund	3/31/2009	74,435,321.80			Legg Mason Partners Equity Trust
N4C1	LMP Fundamental Value Fund	3/31/2009	1,741,336,357.60			Legg Mason Partners Equity Trust
N4F0	LMP Lifestyle Allocation 30%	3/31/2009	74,122,139.50			Legg Mason Partners Equity Trust
N4F6	LMP Lifestyle Allocation 50%	3/31/2009	209,718,989.53			Legg Mason Partners Equity Trust
0963	Legg Mason Partners Financial Services Fund	3/31/2009	138,218,710.10			Legg Mason Partners Equity Trust
N4F7	LMP Lifestyle Income Fund	3/31/2009	28,047,516.27			Legg Mason Partners Equity Trust
N4F8	LMP Lifestyle Allocation 85%	3/31/2009	385,552,276.26			Legg Mason Partners Equity Trust
N4F9	LMP Lifestyle Allocation 70%	3/31/2009	330,052,172.47			Legg Mason Partners Equity Trust
N4L1	LMP Large Cap Growth Fund	3/31/2009	1,731,993,294.11			Legg Mason Partners Equity Trust
N4L9	LMP Aggressive Growth Fund	3/31/2009	3,845,645,755.47			Legg Mason Partners Equity Trust
N4TP	Legg Mason Partners U.S. Large Cap Equity Fund	3/31/2009	370,091,779.60			Legg Mason Partners Equity Trust
N4M0	LMP All Cap Fund	3/31/2009	323,237,616.82			Legg Mason Partners Equity Trust
N4M5	LMP Mid Cap Core Fund	3/31/2009	565,883,924.16			Legg Mason Partners Equity Trust
N4N2	LMP Small Cap Core Fund	3/31/2009	18,971,091.41			Legg Mason Partners Equity Trust
N4N3	LMP S&P 500 Index Fund	3/31/2009	222,010,595.20			Legg Mason Partners Equity Trust
N4O8	LMP Capital Fund, Inc.	3/31/2009	367,530,557.04			Legg Mason Partners Equity Trust
N4O9	LMP Investors Value Fund, Inc.	3/31/2009	566,784,545.08			Legg Mason Partners Equity Trust
N4P0	LMP Small Cap Growth Fund	3/31/2009	521,805,775.53			Legg Mason Partners Equity Trust
N4P5	LMP Appreciation Fund	3/31/2009	3,287,319,809.48			Legg Mason Partners Equity Trust
N4Q4	LMP International All Cap Opportunity Fd	3/31/2009	170,463,625.90			Legg Mason Partners Equity Trust
N4T8	LMP Equity Fund	3/31/2009	399,499,409.83			Legg Mason Partners Equity Trust
N4VG	LMP Emerging Markets Equity Fund	3/31/2009	29,042,962.40			Legg Mason Partners Equity Trust
N4P7	LMP Social Awareness Fund	3/31/2009	135,138,723.60			Legg Mason Partners Equity Trust
N4WC	LMP Dividend Strategy Fund	3/31/2009	1,454,355,523.28			Legg Mason Partners Equity Trust
N4W6	LMP Small Cap Value Fund	3/31/2009	169,774,966.27			Legg Mason Partners Equity Trust
N4LF	LMP Lifestyle Allocation 100%	3/31/2009	50,328,613.92			Legg Mason Partners Equity Trust
N49K	LMP 130/30 US Large Cap Equity Fund	3/31/2009	6,236,731.37			Legg Mason Partners Equity Trust
N4XD	LMP Target Retirement 2015	3/31/2009	748,950.07			Legg Mason Partners Equity Trust
N4XE	LMP Target Retirement 2020	3/31/2009	1,024,140.85			Legg Mason Partners Equity Trust
N4XW	LM Permal Tactical Allocation Fund	4/9/2009	5,000,000.00			Legg Mason Partners Equity Trust
N4XF	LMP Target Retirement 2025	3/31/2009	824,368.12			Legg Mason Partners Equity Trust
N4XG	LMP Target Retirement 2030	3/31/2009	813,739.46			Legg Mason Partners Equity Trust
N4XH	LMP Target Retirement 2035	3/31/2009	675,902.10			Legg Mason Partners Equity Trust
N4XI	LMP Target Retirement 2040	3/31/2009	710,474.35			Legg Mason Partners Equity Trust
N4XJ	LMP Target Retirement 2045	3/31/2009	707,745.59			Legg Mason Partners Equity Trust
N4XL	LMP Target Retirement 2050	3/31/2009	679,747.34			Legg Mason Partners Equity Trust
N4XN	LMP Equity Income Builder Fund	3/31/2009	21,231,000.65			Legg Mason Partners Equity Trust
N4XM	LMP Target Date Retirement Fund	3/31/2009	844,376.26			Legg Mason Partners Equity Trust
N4BK	LMP Capital and Income Fund	3/31/2009	1,681,298,969.51			Legg Mason Partners Equity Trust
N4P3	LMP Convertible Fund	3/31/2009	32,617,999.63	19,099,301,603.33	2,500,000.00	Legg Mason Partners Equity Trust
N4N0	LMP Adjustable Rate Income Fund	3/31/2009	235,500,626.77			Legg Mason Partners Income Trust
N4I5	LMP California Municipals Fund	3/31/2009	779,876,276.42			Legg Mason Partners Income Trust

N4K6	LMP Core Plus Bond Fund	3/31/2009	193,370,946.31			Legg Mason Partners Income Trust
N4K7	LMP Short Term Inv Grade Bond Fund	3/31/2009	242,381,703.24			Legg Mason Partners Income Trust
N41O	LMP Diversified Strategic Income Fund	3/31/2009	504,239,287.69			Legg Mason Partners Income Trust
N4I6	LMP Core Bond Fund	3/31/2009	310,544,534.07			Legg Mason Partners Income Trust
N4J2	LMP Municipal High Income Fund	3/31/2009	486,282,578.04			Legg Mason Partners Income Trust
N4J7	LMP High Income Fund	3/31/2009	322,927,129.61			Legg Mason Partners Income Trust
N4B6	LMP Government Securities Fund	3/31/2009	815,373,007.53			Legg Mason Partners Income Trust
N4K5	LMP Investment Grade Bond Fund	3/31/2009	323,723,766.48			Legg Mason Partners Income Trust
N4I1	LMP Inter Maturity NY Municipals Fund	3/31/2009	152,434,327.71			Legg Mason Partners Income Trust
N4J0	LMP Inter Maturity CA Municipals Fund	3/31/2009	109,835,513.69			Legg Mason Partners Income Trust
N4I9	LMP Managed Municipals Fund	3/31/2009	4,050,246,185.81			Legg Mason Partners Income Trust
N4J3	LMP Massachusetts Municipals Fund	3/31/2009	114,909,666.20			Legg Mason Partners Income Trust
N4H7	LMP Pennsylvania Municipals Fund	3/31/2009	182,957,282.07			Legg Mason Partners Income Trust
N4I3	LMP New York Municipals Fund	3/31/2009	756,273,906.60			Legg Mason Partners Income Trust
N4J6	LMP Intermediate-Term Municipals Fd	3/31/2009	950,091,399.42			Legg Mason Partners Income Trust
N4J5	LMP New Jersey Municipals Fund	3/31/2009	274,264,918.94			Legg Mason Partners Income Trust
N4H9	LMP Oregon Municipals Fund	3/31/2009	95,382,975.66			Legg Mason Partners Income Trust
N4U3	LMP Global High Yield Bond Fund	3/31/2009	555,683,106.67			Legg Mason Partners Income Trust
N4U0	Western Asset Emerging Markets Debt Portfolio	3/31/2009	14,644,357.50			Legg Mason Partners Income Trust
N4T9	Western Asset Global High Yield Debt Portfolio	3/31/2009	29,903,779.89			Legg Mason Partners Income Trust
N4Y4	LMP Short Duration Muni Income Fund	3/31/2009	202,302,768.86			Legg Mason Partners Income Trust
N4Q8	LMP Inflation Management Fund	3/31/2009	104,223,219.27	11,807,373,264.45	2,500,000.00	Legg Mason Partners Income Trust
N41U	SMASh Series M Portfolio	3/31/2009	98,016,957.20			Legg Mason Partners Institutional Trust
N43U	SMASh Series C Portfolio	3/31/2009	35,970,530.51			Legg Mason Partners Institutional Trust
N47U	SMASh Series EC Portfolio	3/31/2009	32,603,827.51			Legg Mason Partners Institutional Trust
LI71	Citi Institutional Enhanced Income Fund	3/31/2009	884,301.22			Legg Mason Partners Institutional Trust
N4G4	Western Asset Institutional Money Market Fund	3/31/2009	1,973,658,485.47			Legg Mason Partners Institutional Trust
LI33	Citi Institutional Cash Reserves	3/31/2009	8,784,734,918.16			Legg Mason Partners Institutional Trust
LI11	Citi Institutional Liquid Reserves	3/31/2009	7,402,813,074.95			Legg Mason Partners Institutional Trust
LI19	Citi Institutional U.S. Treasury Reserves	3/31/2009	22,640,789,076.40			Legg Mason Partners Institutional Trust
LI44	Citi Institutional Tax Free Reserves	3/31/2009	2,389,497,876.06			Legg Mason Partners Institutional Trust
N4G6	Western Asset Institutional Muni Money Market Fund	3/31/2009	2,045,859,225.53	45,404,828,273.01	2,500,000.00	Legg Mason Partners Institutional Trust
LI07	Citi California Tax Free Reserves	3/31/2009	148,922,800.01			Legg Mason Partners Money Market Trust
LI15	Citi New York Tax Free Reserves	3/31/2009	565,683,142.92			Legg Mason Partners Money Market Trust
LI21	Citi Connecticut Tax Free Reserves	3/31/2009	297,173,368.17			Legg Mason Partners Money Market Trust
N4G8	Western Asset New York Municipal Money Market	3/31/2009	2,384,831,869.60			Legg Mason Partners Money Market Trust
N4G9	Western Asset California Municipal Money Market	3/31/2009	2,771,286,791.87			Legg Mason Partners Money Market Trust
N4H0	Western Asset Money Market Fund	3/31/2009	21,295,285,973.80			Legg Mason Partners Money Market Trust
N4H2	Western Asset Government Money Market Fund	3/31/2009	9,431,644,205.08			Legg Mason Partners Money Market Trust
LI09	Citi Cash Reserves	3/31/2009	837,416,567.05			Legg Mason Partners Money Market Trust
LI14	Citi Tax Free Reserves	3/31/2009	295,881,965.39			Legg Mason Partners Money Market Trust
LI17	Citi U.S. Treasury Reserves	3/31/2009	1,914,755,342.21			Legg Mason Partners Money Market Trust
N4XP	WA AMT Tax Free Money Market Fund	3/31/2009	11,348,018.80			Legg Mason Partners Money Market Trust
N4G0	Western Asset Massachusetts Money Market Fund	3/31/2009	256,287,006.87			Legg Mason Partners Money Market Trust
N4G7	Western Asset Municipal Money Market Fund	3/31/2009	8,913,276,668.56	49,123,793,720.33	2,500,000.00	Legg Mason Partners Money Market Trust
N431	LMP Var MDP Gbl All Cap Growth & Value	3/31/2009	36,086,631.43			Legg Mason Partners Variable Equity Trust
N4C4	LMP Variable Lifestyle Allocation 50%	3/31/2009	103,905,539.61			Legg Mason Partners Variable Equity Trust
N4C5	LMP Variable Aggressive Growth Port	3/31/2009	551,721,661.61			Legg Mason Partners Variable Equity Trust
N4C6	LMP Variable Intl All Cap Opportunity Port	3/31/2009	63,021,201.90			Legg Mason Partners Variable Equity Trust
N4C7	LMP Variable Appreciation Port	3/31/2009	495,030,504.86			Legg Mason Partners Variable Equity Trust
N4L0	LMP Variable Large Cap Growth Port	3/31/2009	137,216,828.72			Legg Mason Partners Variable Equity Trust
N4IC	LMP Variable Dividend Strategy Port	3/31/2009	38,767,953.08			Legg Mason Partners Variable Equity Trust
N4Y1	LMP Var MDP All Cap Growth & Value	3/31/2009	94,721,961.75			Legg Mason Partners Variable Equity Trust
N4G2	LMP Variable Lifestyle Allocation 85%	3/31/2009	58,298,855.71			Legg Mason Partners Variable Equity Trust

N4G3	LMP Variable Lifestyle Allocation 70%	3/31/2009	55,694,264.50			Legg Mason Partners Variable Equity Trust
N4M4	LMP Variable Mid Cap Core Port	3/31/2009	56,972,544.26			Legg Mason Partners Variable Equity Trust
N4N1	LMP Variable Equity Index Port	3/31/2009	523,995,902.31			Legg Mason Partners Variable Equity Trust
N4P6	LMP Variable Social Awareness Port	3/31/2009	51,638,940.27			Legg Mason Partners Variable Equity Trust
N4Q2	LMP Variable Investors Port	3/31/2009	210,651,348.58			Legg Mason Partners Variable Equity Trust
N4T5	LMP Variable Small Cap Growth Port	3/31/2009	79,287,826.01			Legg Mason Partners Variable Equity Trust
N4W8	LMP Variable Fundamental Value Port	3/31/2009	510,633,801.64			Legg Mason Partners Variable Equity Trust
N45C	LMP Variable Capital and Income Port	3/31/2009	210,930,292.68	3,278,576,058.92	2,100,000.00	Legg Mason Partners Variable Equity Trust
N4U1	LMP Variable Strategic Bond Port	3/31/2009	58,648,909.99			Legg Mason Partners Variable Income Trust
N4U2	LMP Variable Global High Yield Bond Port	3/31/2009	90,202,451.88			Legg Mason Partners Variable Income Trust
N41P	LMP Variable Div Strategic Inc Port	3/31/2009	41,950,446.45			Legg Mason Partners Variable Income Trust
N4H5	LMP Variable Money Market Port	3/31/2009	705,934,895.99			Legg Mason Partners Variable Income Trust
N4K1	LMP Variable High Income Port	3/31/2009	121,080,107.73			Legg Mason Partners Variable Income Trust
N4Y8	LMP Variable Adjustable Rate Income Port	3/31/2009	19,709,381.36	1,037,526,193.40	1,250,000.00	Legg Mason Partners Variable Income Trust
LI32	Prime Cash Reserves Portfolio	3/31/2009	11,186,156,290.93			Master Portfolio Trust
LI70	Institutional Enhanced Portfolio	3/31/2009	8,164,579.03			Master Portfolio Trust
LI13	Tax Free Reserves Portfolio	3/31/2009	2,689,244,062.01			Master Portfolio Trust
N4G5	WA Government Portfolio	3/31/2009	9,987,328,808.37			Master Portfolio Trust
N4SB	SMASh Series C Portfolio Hub	3/31/2009	35,918,577.44			Master Portfolio Trust
N4SD	SMASh Series EC Portfolio Hub	3/31/2009	35,533,426.84			Master Portfolio Trust
N4SA	SMASh Series M Portfolio Hub	3/31/2009	118,653,914.53			Master Portfolio Trust
LI16	U.S. Treasury Reserves Portfolio	3/31/2009	35,879,714,164.57	59,940,713,823.72	2,500,000.00	Master Portfolio Trust
N4JB	WA Emerging Markets Debt Fund Inc.	3/31/2009	425,100,080.46	425,100,080.46	750,000.00	Western Asset Emerging Markets Debt Fund Inc.
N4U7	WA Emerging Markets Float Rate Fd Inc	3/31/2009	43,218,029.43	43,218,029.43	350,000.00	Western Asset Emerging Markets Floating Rate Fund Inc.
N4AH	WA Emerging Markets Income Fd II Inc.	3/31/2009	306,435,468.66	306,435,468.66	750,000.00	Western Asset Emerging Markets Income Fund II Inc.
N4Y7	WA Global High Income Fund Inc.	3/31/2009	500,835,512.15	500,835,512.15	900,000.00	Western Asset Global High Income Fund Inc.
N4U6	WA Global Partners Income Fund Inc.	3/31/2009	162,456,370.22	162,456,370.22	600,000.00	Western Asset Global Partners Income Fund Inc.
N4V8	WA High Income Fund II Inc.	3/31/2009	643,721,941.30	643,721,941.30	900,000.00	Western Asset High Income Fund II Inc.
N4U5	WA High Income Fund Inc.	3/31/2009	33,041,810.87	33,041,810.87	300,000.00	Western Asset High Income Fund Inc.
N4K0	WA High Income Opportunity Fd Inc.	3/31/2009	312,260,876.98	312,260,876.98	750,000.00	Western Asset High Income Opportunity Fund Inc.
N4JF	WA Inflation Management Fund Inc.	3/31/2009	161,576,036.89	161,576,036.89	525,000.00	Western Asset Inflation Management Fund Inc.
N4H6	WA Intermediate Muni Fund Inc.	3/31/2009	173,365,807.96	173,365,807.96	600,000.00	Western Asset Intermediate Muni Fund Inc.
N4J8	WA Managed High Income Fund Inc.	3/31/2009	189,253,202.91	189,253,202.91	600,000.00	Western Asset Managed High Income Fund Inc.
N4I4	WA Managed Municipals Fund Inc.	3/31/2009	705,797,344.64	705,797,344.64	900,000.00	Western Asset Managed Municipals Fund Inc.
N4J1	WA Municipal High Income Fund Inc.	3/31/2009	142,090,092.89	142,090,092.89	525,000.00	Western Asset Municipal High Income Fund Inc.
N4V2	WA Municipal Partners Fund Inc.	3/31/2009	210,792,511.87	210,792,511.87	600,000.00	Western Asset Municipal Partners Fund II Inc.
N4VF	WA Variable Rate Strategic Fd Inc.	3/31/2009	116,708,941.37	116,708,941.37	525,000.00	Western Asset Variable Rate Strategic Fund Inc.
N4AJ	WA Worldwide Income Fund Inc.	3/31/2009	142,077,197.79	142,077,197.79	525,000.00	Western Asset Worldwide Income Fund Inc.
N4NK	LMP Capital and Income Fund Inc.	3/31/2009	380,264,547.57	380,264,547.57	750,000.00	LMP Capital and Income Fund Inc.
N4V6	LMP Corporate Loan Fund Inc.	3/31/2009	146,023,175.70	146,023,175.70	525,000.00	LMP Corporate Loan Fund Inc.
N4LA	LMP Real Estate Income Fund Inc.	3/31/2009	67,765,549.98	67,765,549.98	450,000.00	LMP Real Estate Income Fund Inc.
N4XR	Western Asset Municipal Defined Opportunity Trust Inc.	3/31/2009	219,101,738.30		600,000.00	Western Asset Municipal Defined Opportunity Trust Inc.

			219,762,909,311.22	219,762,909,311.22	31,175,000.00

Notes:			to check	—
1) Cap amount of $2,500,000 for asset balances in excess of $4.5billion

	N4yc is now N4Y1
	N43C is now N431
	N46C merged to N4C7
	N44C liquidated
	N4AG merged into N4AH